Exhibit 99.1

FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES THIRD QUARTER 2023 FINANCIAL RESULTS

Closed important renewals with consumer electronics and OTT customers

Strong financial results highlighted by over $100 million in revenue

SAN JOSE, Calif. - November 6, 2023 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the third quarter ended September 30, 2023.

“Our strong third quarter results were driven by significant renewals with both Samsung for mobile devices and with Starz in OTT, further validating the value of our growing media portfolio,” said Paul E. Davis, chief executive officer of Adeia. “On October 1st, we celebrated our one-year anniversary as an independent public company. We have made tremendous progress in our first year, closing over 30 deals with an aggregate total contract value in excess of $500 million, significantly deleveraging the Company by paying down $129 million of debt, strengthening and expanding our deal pipeline, and growing our patent portfolio by nearly 10%. I’m very encouraged with our progress as our strategic vision remains on track.”

Third Quarter Financial Highlights

•
Revenue was $101.4 million as compared to $83.2 million in the second quarter of 2023
•
GAAP diluted earnings per share (EPS) was $0.21 and non-GAAP diluted EPS was $0.38
•
GAAP net income was $24.2 million and adjusted EBITDA was $70.7 million
•
Cash flows from operations was $21.2 million
•
Paid down $15.1 million on our term loan

Business Highlights

•
Samsung, a global leader in the electronics industry, signed a long-term renewal for access to our media portfolio for their mobile devices
•
Starz, a leading media and entertainment company offering a premium OTT streaming service, signed a multi-year renewal for access to our media portfolio
•
Signed renewals with three domestic Pay-TV providers and a domestic consumer electronics manufacturer for access to our media portfolio
•
Settled all existing litigation with NVIDIA, a leading semiconductor company, related to certain legacy IP
•
Further strengthened and diversified our Board with the addition of Phyllis Turner-Brim, a well-respected business leader with 30 years of broad IP experience at both Fortune 500 multi-nationals such as HP Inc. and Starbucks and IP development and licensing entities such as Intellectual Ventures

Capital Allocation

During the quarter, the Company made $15.1 million in principal payments towards its term loan B, bringing the outstanding balance to $630.4 million as of September 30, 2023.

On September 18, 2023, the Company distributed $5.3 million to stockholders of record on August 28, 2023, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on December 18, 2023, to stockholders of record on November 27, 2023.

Financial Outlook

The Company is narrowing and adjusting its full-year 2023 outlook.

Category (in millions, except for tax rate)	2023 GAAP Outlook	2023 Non-GAAP Outlook
Revenue	$385.0 - 395.0	$385.0 - 395.0
Operating expenses(1)	$253.0 - 257.0	$130.0 - 133.0
Interest expense	$63.0 - 63.5	$63.0 - 63.5
Other income	$5.0 - 6.0	$5.0 - 6.0
Tax rate	25% - 30%	23%
Net income(2)	$54.7 - 56.7	$152.0 - 158.0
Adjusted EBITDA(2)	N/A	$256.7 - 263.7
Cash from operations	$150.0 - 155.0	$150.0 - 155.0
Diluted shares outstanding	114.0	114.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its third quarter 2023 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, November 6, 2023. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q3 2023 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. These and other forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of competing technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the recent spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, and natural disasters; and the extent to which the COVID-19 pandemic continues to have an adverse impact on the Company’s business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenue	$101,397	$89,297	$301,921	$335,644
Operating expenses:
Research and development	13,768	11,534	39,895	32,194
Selling, general and administrative	21,921	34,770	71,177	103,430
Amortization expense	23,386	24,195	70,725	73,127
Litigation expense	2,205	3,156	7,161	7,076
Total operating expenses	61,280	73,655	188,958	215,827
Operating income from continuing operations	40,117	15,642	112,963	119,817
Interest expense	(15,659)	(12,444)	(47,137)	(30,313)
Other income and expense, net	1,486	860	4,723	1,628
Income from continuing operations before income taxes	25,944	4,058	70,549	91,132
Provision for income taxes	1,712	10,401	15,877	26,470
Net income from continuing operations	24,232	(6,343)	54,672	64,662
Net loss from discontinued operations, net of tax	—	(383,476)	—	(436,978)
Net income (loss)	24,232	(389,819)	54,672	(372,316)
Less: Net loss attributable to non-controlling interest in discontinued operations	—	(890)	—	(2,706)
Net income (loss) attributable to the Company	$24,232	$(388,929)	$54,672	$(369,610)
Income (loss) per share:
Basic
Continuing operations	$0.23	$(0.06)	$0.51	$0.62
Discontinued operations	—	(3.66)	—	(4.17)
Net income (loss)	$0.23	$(3.72)	$0.51	$(3.55)
Diluted
Continuing operations	$0.21	$(3.72)	$0.48	$0.61
Discontinued operations	—	—	—	(4.11)
Net income (loss)	$0.21	$(3.72)	$0.48	$(3.50)
Weighted average number of shares used in per share calculations-basic	106,902	104,510	106,322	104,066
Weighted average number of shares used in per share calculations-diluted	112,929	104,510	112,765	105,620

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$51,855	$114,555
Marketable securities	30,245	—
Accounts receivable, net	44,191	58,480
Unbilled contracts receivable, net	83,343	73,754
Other current assets	10,150	11,924
Total current assets	219,784	258,713
Long-term unbilled contracts receivable	65,531	40,705
Property and equipment, net	5,437	4,550
Operating lease right-of-use assets	4,564	5,993
Intangible assets, net	367,146	432,476
Goodwill	313,660	313,660
Long-term income tax receivable	107,923	113,679
Other long-term assets	40,026	40,750
Total assets	$1,124,071	$1,210,526
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$10,136	$8,546
Accrued liabilities	18,509	31,277
Current portion of long-term debt	36,988	109,813
Deferred revenue	16,279	17,076
Total current liabilities	81,912	166,712
Deferred revenue, less current portion	11,161	10,683
Long-term debt, net	576,781	619,580
Noncurrent operating lease liabilities	3,072	4,794
Long-term income tax payable	89,248	87,302
Other long-term liabilities	18,072	20,043
Total liabilities	780,246	909,114
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	120	117
Additional paid-in capital	634,526	636,266
Treasury stock at cost	(221,727)	(211,223)
Accumulated other comprehensive loss	(69)	(51)
Accumulated deficit	(69,025)	(123,697)
Total stockholders’ equity	343,825	301,412
Total liabilities and equity	$1,124,071	$1,210,526

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	September 30, 2023	September 30, 2022
Cash flows from operating activities:
Net income	$54,672	$(372,316)
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	1,151	16,759
Amortization of intangible assets	70,725	119,293
Goodwill impairment	—	354,000
Stock-based compensation expense	13,070	49,283
Deferred income tax	2	(1,761)
Amortization of debt issuance costs	3,251	3,325
Other	107	987
Changes in operating assets and liabilities:
Accounts receivable	13,728	40,075
Unbilled contracts receivable	(34,415)	(89,636)
Other assets	9,993	7,264
Accounts payable	265	16,606
Accrued and other liabilities	(14,515)	2,508
Deferred revenue	(4,719)	(4,345)
Net cash from operating activities	113,315	142,042
Cash flows from investing activities:
Purchases of property and equipment	(1,936)	(12,576)
Proceeds from sale of property and equipment	—	86
Cash paid for acquisitions, net of cash acquired	—	(50,473)
Purchases of intangible assets	(95)	(290)
Purchases of short-term investments	(33,598)	(4,490)
Proceeds from sales of investments	—	28,254
Proceeds from maturities of investments	3,800	35,176
Net cash from investing activities	(31,829)	(4,313)
Cash flows from financing activities:
Dividends paid	(15,979)	(15,631)
Repayment of debt	(118,875)	(30,375)
Proceeds from employee stock purchase program and exercise of stock options	1,172	14,252
Repurchases of common stock	—	(17,260)
Repurchases of common stock for tax withholdings on equity awards	(10,504)	(15,325)
Net cash from financing activities	(144,186)	(64,339)
Effect of exchange rate changes on cash and cash equivalents	—	(3,419)
Net increase (decrease) in cash and cash equivalents	(62,700)	69,971
Cash and cash equivalents at beginning of period	114,555	201,121
Cash and cash equivalents at end of period	$51,855	$271,092

Cash flows above are presented on a consolidated basis and therefore also include $182.9 million of cash and cash equivalents included in current assets of discontinued operations in the condensed consolidated balance sheet as of September 30, 2022.

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended	Nine Months Ended
	September 30, 2023	September 30, 2023
GAAP net income	$24,232	$54,672

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	767	2,097
Selling, general and administrative	4,107	10,973
Amortization expense	23,386	70,725
Separation and other related costs recorded in selling, general and administrative (1)	1,915	10,223
Severance and retention costs recorded in selling, general and administrative	—	78
Total operating expenses adjustments	30,175	94,096
Other income and expense, net	—	(302)
Non-GAAP tax adjustment (2)	(11,195)	(21,921)
Non-GAAP net income	$43,212	$126,545

Diluted income per share
	Three Months Ended	Nine Months Ended
	September 30, 2023	September 30, 2023
GAAP diluted income per share	$0.21	$0.48

Adjustments to GAAP diluted income per share:
Stock-based compensation expense:
Research and development	0.01	0.02
Selling, general and administrative	0.04	0.10
Amortization expense	0.21	0.63
Separation and other related costs recorded in selling, general and administrative (1)	0.02	0.09
Severance and retention costs recorded in selling, general and administrative	0.00	0.00
Total operating expenses adjustments	0.28	0.84
Other income and expense, net	0.00	0.00
Non-GAAP tax adjustment (2)	(0.11)	(0.20)
Non-GAAP diluted income per share	$0.38	$1.12

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including fees for financial advisory and other professional services, and expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2023	September 30, 2023
GAAP net income	$24,232	$54,672

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	767	2,097
Selling, general and administrative	4,107	10,973
Separation and other related costs recorded in selling, general and administrative (1)	1,915	10,223
Severance and retention costs recorded in selling, general and administrative	—	78
Amortization expense	23,386	70,725
Depreciation expense	382	1,151
Interest expense	15,659	47,137
Other income and expense, net	(1,486)	(4,723)
Provision for income taxes	1,712	15,877
Adjusted EBITDA	$70,674	$208,210

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP operating expenses	$253.0	$257.0
Amortization expense	95.0	95.0
Stock-based compensation expense	17.0	18.0
Separation and related costs (1)	11.0	11.0
Total of non-GAAP adjustments	123.0	124.0
Non-GAAP operating expenses	$130.0	$133.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP net income	$54.7	$56.7
Amortization expense	95.0	95.0
Stock-based compensation expense	17.0	18.0
Separation and related costs (1)	11.0	11.0
Total of non-GAAP operating expenses	123.0	124.0
Non-GAAP tax adjustment	(25.7)	(22.7)
Non-GAAP net income	$152.0	$158.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP net income	$54.7	$56.7
Stock-based compensation expense	17.0	18.0
Separation and related costs (1)	11.0	11.0
Amortization expense	95.0	95.0
Depreciation expense	1.7	1.7
Interest expense	63.0	63.5
Other income	(5.0)	(6.0)
Income tax expense	19.3	23.8
Total of non-GAAP adjustments	202.0	207.0
Adjusted EBITDA	$256.7	$263.7

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.